                                                                    EXHIBIT 24.5



                               POWER OF ATTORNEY

      Know all men by these presents, that the undersigned directors and officers of the Registrant, a Bermuda limited liability company, which is filing a Registration Statement on Form S-1 with the Securities and Exchange Commission, Washington, D.C. 20549 under the provisions of the Securities Act of 1933 hereby constitute and appoint John Charman, Michael Butt and Andrew Cook, and each of them, the individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the person and in his or her name, place and stead, in any and all capacities, to sign such registration statement and any or all amendments, including post-effective amendments to the registration statement, including a prospectus or an amended prospectus therein and any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact as agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons in the capacities indicated on March 5, 2003.


          SIGNATURE                                    TITLE
          ---------                                    -----



                                         President and Chief Executive Officer,
--------------------------------                      Director
        John R. Charman                     (Principal Executive Officer)

          SIGNATURE                                    TITLE
          ---------                                    -----



--------------------------------                      Director
      Donald J. Greene


--------------------------------                      Director
      Maurice A. Keane


--------------------------------                      Director
    Edward J. Kelly, III


     /s/ Andrew H. Rush
--------------------------------                      Director
       Andrew H. Rush


--------------------------------                      Director
      Scott A. Schoen


--------------------------------                      Director
       Frank J. Tasco


--------------------------------                      Director
     Jeffrey C. Walker